SUPPLEMENT TO THE PROSPECTUS
                                       OF
                            EVERGREEN BALANCED FUNDS



I.       Evergreen Tax Strategic Foundation Fund

         Effective October 2, 2000, the section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

         Jean C. Ledford, CFA, Richard S. Welsh, and Mathew M. Kiselak co-manage the Fund. Ms. Ledford has co-managed the Fund with Richard Welsh since August 1999. Ms. Ledford became President and Chief Executive Officer of EAMC in August 1999. From February 1997 until she joined EAMC, Ms. Ledford was a senior portfolio manager at American Century. From 1980 until she joined American Century, Ms. Ledford was an investment director at the State of Wisconsin Investment Board.

         Mr. Welsh has co-managed the Fund with Jean Ledford since August 1999. Mr. Welsh joined EAMC as Senior Vice President and portfolio manager in August 1999. From August 1994 until he joined EAMC, Mr. Welsh was a portfolio manager and analyst at American Century.

         Mr. Kiselak has co-managed the fixed income portion of the Fund since October 2000. He joined FUNB in August 2000 as a senior portfolio manager and Vice President. From August 1992 until he joined FUNB, Mr. Kiselak was a portfolio manager with Bank of America Capital Management. He has been affiliated with EAMC since October 2000.


October 2, 2000


II.      Evergreen Tax Strategic Foundation Fund

         Effective January 1, 2001, Evergreen Balanced Funds prospectus is revised and supplemented as follows:

         The tables under the section entitled "EXPENSES" for the Evergreen Tax Strategic Foundation Fund have been restated to reflect a change in the advisory fees. Management Fees, Other Expenses, Total Fund Operating Expenses and Example of Fund Expenses will now be as follows:

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)+

                                                        Total
                Management                  Other       Fund
                   Fees      12b-1 Fees    Expenses   Operating
                                                       Expenses
Class A           0.74%         0.25%       0.27%       1.26%
Class B           0.74%         1.00%       0.27%       2.01%
Class C           0.74%         1.00%       0.27%       2.01%
Class Y           0.74%         0.00%       0.26%       1.00%
+ Restated for the fiscal year ended 3/31/2000 to reflect current fees.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual


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funds and is for  illustration  only.  The example  assumes a 5% average  annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                     Assuming Redemption              Assuming No
                       At End of Period                Redemption
             -------------------------------       -------------------
After:       Class A  Class B   Class C   Class Y  Class B   Class C

1 year       $  597   $  704    $  404    $  102   $  204    $  204
3 years      $  856   $  930    $  630    $  318   $  630    $  630
 5 years     $1,134   $1,283    $1,083    $  552   $1,083    $1,083
10 years     $1,925   $2,054    $2,338    $1,225   $2,054    $2,338


III.     Evergreen Foundation Fund

         Effective immediately, page 7 of the prospectus in the section under "PERFORMANCE" entitled "Year-by-Year Total Return for Class Y Shares (%)" is revised as follows:

[Bar chart will appear here]
     1991          1992         1993         1994         1995
    36.36          19.99        15.71        -1.10        29.70

     1996          1997         1998         1999
    11.50          25.56        12.21        13.69



January 1, 2001                                                556805  1/01